UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2014

IGNITE RESTAURANT GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35549	94-3421359
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9900 Westpark Drive, Suite 300, Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 366-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

On May 22, 2014, Ignite Restaurant Group, Inc. (the “Company”) held its annual meeting of stockholders. At the annual meeting, the Company’s stockholders (i) elected the two directors nominated by the Board of Directors and listed below for a two-year term, and (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal year 2014.  The Company’s independent inspector of elections reported the vote of the stockholders as follows:

Proposal 1 — Election of directors

Nominees	For	Withheld	Non-Votes

Raymond A. Blanchette, III	21,914,692	1,712,528	868,332

Ann Iverson	23,608,239	18,981	868,332

Proposal 2 — Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for fiscal year 2014.

For	Against	Abstain

24,129,985	365,473	94

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 27, 2014

IGNITE RESTAURANT GROUP, INC.

By:	/s/ Michael J. Dixon
Michael J. Dixon
President and Chief Financial Officer

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